* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 BMO Capital Markets 7th Annual North American Real Estate Conference September 5-6, 2012 A Premier Hawaii Real Estate and Land Company

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 FORWARD-LOOKING STATEMENTS Statements in this presentation that are not historical facts are "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 20-38 of the information statement filed as Exhibit 99.1 to the Company’s registration statement on Form 10. These forward-looking statements are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Kai Malu Maui Mall 36,000-acre sugar plantation on Maui

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Unique assets & competitive strengths A&B: A PREMIER HAWAII REAL ESTATE & LAND COMPANY Tangible 88,000 acres primarily on Maui and Kauai 7.9 million square feet of high-quality commercial properties in Hawaii & Mainland Robust Hawaii development pipeline (fully entitled) of over 3,500 residential and commercial units 36,000-acre sugar plantation Strong balance sheet & ample debt capacity Intangible Management team with deep experience, network & understanding of Hawaii Disciplined underwriting & investment Reputation for integrity, performance & commitment to the community Track record of success Attractive “Hawaii Play”: well positioned to capitalize on Hawaii upside

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 MARKET KNOWLEDGE & EXPERTISE Real estate team with extremely deep and broad acquisition, development and asset management expertise Competitive advantages when competing with both smaller, local investors and large Mainland institutional investors for Hawaii deals Local knowledge and expertise that out-of-state investors can’t match Financial capacity, expertise and liquidity advantage over most local investors Investment “sweet spot” from $10 million to $50 million, but look at everything from $5 million to $200 million Colliers Hawaii Year-End 2011 Investment Market Report Local Investors Out-of-State Investors Avg. Purchase Price $4.4M $19.2M Total Investments $409M $825M Purchase Price to Assessed Value 74.3% 122.3%

SUCCESSFUL HAWAII TRACK RECORD

- Since 2000, invested $800 million in Hawaii development projects
- Returns on completed projects averaged 22%

Year	Project	Type	Transaction	Acquisition Price ($ in millions)
Development Acquisitions				
2012	Gateway South	Commercial Development	Private	11
2011	Gateway at Mililani	Retail Development	Private	8
2010	Waihonua at Kewalo	Residential Development	Public	16
2010	Lahaina Square	Distressed Debt	Private	6
2009	Raceway Park	Distressed Debt	Private	11
2006	Waiawa	Residential Development - JV	Private	8*
2004	Ka Milo	Residential Development - JV	Private	9*
2004	Keola Lai	Residential Development	Public	14
2003	Alakea Corporate Center	Office Condo Conversion	Public	20
2003	Hokua	Residential Development - JV	Private	40*
2003	Wailea	Resort Development	Private	67
2002	Kunia Shopping Center	Retail Development	Public	3
1031 Income Property Acquisitions				
2010	Lanihau Marketplace	Retail	Private	23
2010	Komohana Industrial Park	Industrial	Private	38
2009	Waipio Industrial Park	Industrial	Public	28
2009	Waipio Shopping Center	Retail	Private	31
2005	Lanihau Marketplace	Retail + Development Site	Private	18
2005	Daiei (801 Kaheka)	Retail	Private	19
2003	Napili Plaza	Retail	Public	7
2002	Mililani Shopping Center	Retail	Private	30

** Amount invested in joint venture*

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* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 REAL ESTATE DEVELOPMENT & INVESTMENT STRATEGY Focus on entitlement and development of core Hawaii lands Invest in high-returning real estate opportunities in Hawaii Diversify to new markets and asset classes Leverage market knowledge and expertise Scale and stage development portfolio to market opportunity Ready inventory to meet market demand Utilize strategic joint ventures

SUCCESSFUL DEVELOPMENT TRACK RECORD



Keola Lai

352-unit high-rise residential condominium near downtown Honolulu. $224M revenue generated.



Lanikea

100-unit condominium with surrounding ocean and mountain views in Waikiki. $63M revenue generated.



Alakea Corporate Tower

Conversion of office building into office condominium. $35M revenue generated (including leasing).


STARBUCKS COFFEE

Kunia Shopping Center

Development of 60,400 s.f. retail space on 4.6 acres. Designed to serve the growing suburban area of Kunia on Oahu. Held asset in portfolio. Built to a 13.4% cap rate.



Kai Lani

Partnered with a prominent local home builder to develop 116-residential condominiums in the Ko Olina Resort. The project sold out over 14 months, generating $57M in revenue.



Daiei (Retail)

Originally acquired 4-acre site for a potential condo development. Opportunistic sale at market peak for gain similar to the gain expected from development.

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ROBUST DEVELOPMENT PIPELINE

		Product Type	Planned units, lots or sf	Current Status
MAUI	Kai Malu at Wailea	Resort Res.	150 units	Entitled, Constructed, Marketing for Sale or Lease
MAUI	Wailea MF-11	Resort Res.	12 lots	Entitled, Constructed, Marketing for Sale or Lease
MAUI	Wailea MF-19	Resort Res.	9 lots	Entitled, Constructed, Marketing for Sale or Lease
MAUI	Additional Wailea	Resort Res.	400-600 units	Entitled
MAUI	Haliimaile	Primary Res.	170 lots	Entitled
MAUI	Aina 'O Kane	Primary Res.	103 units	Entitled
MAUI	Kahului Town Center	Retail/Primary Res.	440 units, 225,000 sf	Entitled
MAUI	Maui Business Park II	Commercial	131 lots on 155 salable acres	Entitled, Under Construction, Marketing for Sale or Lease
KAUAI	Kukui'ula	Resort Res.	up to 1,500 units on 640 saleable acres	Entitled, Under Construction, Marketing for Sale or Lease
KAUAI	Brydeswood	Primary Res.	24 lots	Entitled, Marketing for Sale or Lease
OAHU	Waihonua	Primary Res.	341 units	Entitled, Marketing for Sale or Lease
OAHU	Gateway at Mililani Mauka	Retail	28,400 sf	Entitled, Under Construction, Marketing for Sale or Lease
OAHU	Gateway South	Office	20,000 sf	Entitled
BI	Ka Milo at Mauna Lani	Resort Res.	137 units	Entitled, Under Construction, Marketing for Sale or Lease

Entitled | Constructed | Under Construction | Marketing for Sale or Lease

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KUKUI'ULA





Description	
Location	Poipu, Kauai
Acquisition date	Historic lands
Acres	1,000 (961 remaining; 641 saleable)
Units/homes	Up to 1,500
Status	Sales and marketing, vertical construction
Estimated construction completion	2030
Targeted sales price per s.f.	$40-$130 (land)

Overview

- Incomparable product with limited competition
- Offsite infrastructure complete for 450 additional lots
- Attractive price points relative to other luxury resort communities in Hawaii
- Positive sales momentum building:
  - Increased overall sales activity
  - Good market response to built product
  - Increased vertical construction
  - Increased 3rd party developer interest
- Overall, 83 lots closed; 5 sold; 82 available at August 27, 2012

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* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 WAILEA Fully Entitled Acreage Acres Acquisition/Improvements 270 Contributed to JV/Sold (103) Remaining 167 Developed by A&B in the 1970s and 1980s Sold in 1989, repurchased 270 acres in 2003 for $67 million Sold/developed 103 acres, recapturing investment 167 remaining acres fully zoned for residential and commercial uses, planned for up to 700 units 38 acres lots for sale and in active development Future development Active development/ sales Sold

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 MAUI BUSINESS PARK II Description Location Kahului, Maui Acquisition date Historic lands Zoning Light industrial Acres 179 (155 saleable) Lots 131 Status Construction and presales Estimated construction completion 2019 Targeted sales price per s.f. $40-$60 Overview Well-located in Central Maui, near Kahului Airport, Harbor and Maui’s primary residential district Adjacent to MBPI, which A&B transformed into Maui’s primary retail destination Primary source of Maui’s commercial development for the next 15 years Construction proceeding Formal launch of marketing efforts in July 4-acre parcel sold to Costco in January 2012 for $38 per square foot; $3.7 million of margin recognized in 2Q12 Phase I Phase II

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 WAIHONUA AT KEWALO Description Location Honolulu, Oahu Acquisition date June 30, 2010 Zoning High-rise residential Units 341 Floors 43 Status Design/permitting and presales Estimated construction completion 2014/2015 Average unit size 1,000 s.f. Average sales price per s.f. $700 Average cost per s.f. $550 to $600 Overview Extremely well located near shopping, restaurants and beaches Successful navigation of complex permitting process Limited new product during development timeframe 236 binding + 21 nonbinding sales as of August 27, 2012 ($170M in sale value for binding)

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 GATEWAY AT MILILANI MAUKA Description Gateway at Mililani Gateway South Location Mililani, Oahu Mililani, Oahu Acquisition Date December 2011 June 2012 Stabilized NOI (post-development) $1.0 million $1.4 M Zoning B-1 Business B-1 Business Acres 4.35 4.2 GLA (in sq. ft.) 28,400 (future), 5,900 (existing) 20,000 (future), 18,700 (existing) Occupancy 100% 100%

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 FUTURE KAKA'AKO PROJECT Long-term option to purchase a 3.3-acre fully-zoned high-rise condominium site in urban Honolulu Kaka'ako site targeted for high-rise condominium 468 units total, including tower and surrounding town homes Potential for pre-sales in 2013, completion in 2016 Thorough evaluation of Kaka'ako market and site underway

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Waiale Waiale Kihei Residential Ele’ele Expansion Target Primary Residential Primary Residential Primary Residential Location Central Maui Maui’s South Shore Kauai’s South Shore Project Size (acres/units) 545 acres/2,550 units 95 acres/600 units 260 acres (first phase) Project description Master-planned community Residential subdivision Master-planned community Current Status The State Land Use Commission (SLUC) approved the designation of the land from agriculture to urban in June 2012. The Company is proceeding with County zoning. The SLUC approved the designation of the land from agriculture to urban in January 2009. The Planning Commission approved the zoning change and community plan amendment applications. Applications have been transmitted to City Council for review and final approval. Being pursued through Kauai’s multi-year General Plan Update Process. Working through the process to ensure the inclusion of Eleele, and related recreational and commercial uses, as an appropriate future urban growth area. ENTITLEMENT AREAS OF FOCUS

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 LEASING STRATEGY Active portfolio management Maximize cash flow to support development activities Optimize asset values Reinvest land and commercial property sales proceeds, on a tax-advantaged basis, into commercial property investments having favorable growth prospects Opportunistic migration of portfolio to Hawaii over time

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 * Includes cash NOI of $3.5M from Hawaii unimproved properties and cash NOI from properties sold in 2011 Note: See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures Mainland Hawaii 7.9M sf $60.8M* DIVERSIFIED COMMERCIAL PORTFOLIO Year Ended December 31, 2011

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 HAWAII COMMERCIAL PORTFOLIO As of June 30, 2012, except as noted Number of properties 22 Square feet Industrial 565K Office 187K Retail 695K Total 1.4M Occupancy 91% Outstanding debt - Portfolio cash NOI (2011) $23.0M Portfolio cash NOI to total portfolio NOI (2011) 40% Cash NOI from Hawaii ground leases (2011) $3.5M Total Hawaii cash NOI (2011) $26.5M Note: See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 EVOLVING PORTFOLIO STRATEGY Increase the portfolio’s geographic concentration in Hawaii over time Hawaii is poised for growth A&B’s local market knowledge, relationships, and financial strength give it a sustainable competitive advantage in investing in Hawaii commercial properties A&B’s competitive advantage will generate additional opportunities to expand in Hawaii Pace of future commercial property sales dictated by availability of suitable Hawaii replacement investment opportunities Relatively small number of suitable investment properties available in Hawaii at any given time Transactional limitations accompany the 1031 process

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 MAINLAND COMMERCIAL PORTFOLIO As of June 30, 2012, except as noted Number of properties: 24 Number of states: 8 Square feet: Retail 730K Industrial 4,470K Office 1,300K 6.5M 2011 occupancy 92% Number of properties 23 Square feet Industrial 4.5M Office 1.3M Retail 0.7M Total 6.5M Occupancy 93% Outstanding debt $28.1M Cash NOI (2011) $34.3M Cash NOI to total portfolio (2011) 60% Note: See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 LAND STEWARDSHIP STRATEGY Employ lands at highest and best use Identify and pursue entitlements, developments and transactions that enhance the value of raw landholdings Optimize cash flow to cover the cost of maintaining land and infrastructure Target renewable energy growth for strategically located land parcels

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Kihei Wailea Kahului HAWAII LANDHOLDINGS Maui – 67,240 acres * Includes 961 acres at Kukui’ula joint venture Kauai – 21,336 acres Lihue Poipu Wainiha Princeville

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VALUE CREATION FROM LAND STEWARDSHIP ACTIVITIES HC&S: 36,000-acre Maui sugar plantation (35,500 owned acres) McBryde Resources: 4,000 acres leased for farming operations (coffee and corn) on Kauai Focused on de-risking operations Significant renewable energy provider on Maui (hydro and bagasse) and Kauai (hydro and planned solar) Expansion of renewable energy under evaluation using $12M of Federal research grants

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 6-MW (AC) facility built on 20-acres of Company-owned land 20-year fixed rate agreement to sell power generated to local utility at $200 per MW All-in development cost of $25M to $27M Payback in under 5 years, approximately 70% of the cost will be recaptured through 2012 federal and state strategies Project proceeding on schedule for late 2012 completion PORT ALLEN SOLAR PROJECT Value Creation from Land Stewardship Activities

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Assets 12/31/11 6/30/12 Current assets 69 84 Investments in affiliates 291 290 Real estate developments 143 159 Property, net 831 832 Other assets 53 60 Total 1,387 1,425 CONDENSED BALANCE SHEET Dollars in Millions, Except Per Share Amount or Unless Otherwise Noted Liabilities & Shareholders’ Equity 12/31/11 6/30/12 Current liabilities – excluding debt 55 56 Long-term debt – including current portion 362 252 Deferred income taxes 164 157 Accrued pension and post-retirement benefits 55 55 Other long-term liabilities 25 24 Shareholders’ equity 726 881 Total 1,387 1,425

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 CONSERVATIVE CAPITAL STRUCTURE & AMPLE LIQUIDITY As of June 30, 2012 Capital Structure (in millions, unaudited) Prudential Term Debt $207 Revolver Debt $17 Existing Mortgages on Commercial Portfolio Properties Existing Mortgages on Commercial Portfolio Properties $28 Total Debt $252 Undrawn Capacity $325 Statistics Debt to Debt + Equity 22% Debt to Total Assets 18% 15-Year Average Annual Debt Maturities (2012-2026) $17M 15-Year Range of Debt Maturities (2012-2026) $14M to $24M

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 CAPITAL EXPENDITURES Dollars in Millions 2011 2012 Forecast YTD 6/30/12 Development and sales 44 81 30 Leasing (excludes 1031 exchanges) 9 12 5 Agribusiness/solar/other 10 25 6 Subtotal 63 118 41 1031 exchanges 39 17 9 Total capital expenditures 102 135 50

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Positive trends in key economic indicators Strong performance trends for Hawaii’s visitor industry 2011 near-record year Expenditures up 21% and arrivals up 9% 2012 outlook for record arrivals and expenditures July unemployment declining and relatively low at 6.4% v. 8.3% for U.S. Bankruptcies down 26% Median Oahu home resale prices $620,000, up 8% Catalysts for future growth Military International tourism, especially from China and Korea HAWAII ECONOMY AT A POSITIVE INFLECTION POINT YTD July 2012 Sources: Hawaii Tourism Authority, July 31, 2012; Department of Labor and Industrial Relations Report, July 2012; Hawaii Bankruptcy Court ttp://www.hib.uscourts.gov/stats/index_stats.html; Honolulu Board of Realtors, July 2012 Data provided for informational purposes only; no endorsement of forecast implied.

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 WHY A&B? Unique assets & competitive strengths Proven track record Embedded growth opportunities in a development pipeline positioned for market recovery Healthy balance sheet & liquidity Hawaii economy at a positive inflection point Best public company vehicle for capitalizing on Hawaii’s upside and creating long-term shareholder value

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Appendix A: Organization & Financial Overview

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 ORGANIZATION AND REPORTING SEGMENTS RE Leasing Segment RE Sales Segment Agribusiness Segment

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 FINANCIAL PROFILE 1 Includes real estate discontinued operations 2 Calculated as operating profit plus depreciation and amortization; includes discontinued operations 3 See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures; Cash NOI is not adjusted for changes in discontinued operations from sales of commercial real estate after the year indicated. 4 Excludes 1031 exchanges; maintenance capital expenditures average between $15M and $20M annually. ($ in millions) 2007 2008 2009 2010 2011 5-Year Average Revenue 1 Real Estate Sales 117.7 350.0 125.5 131.0 59.8 156.8 Real Estate Leasing 107.4 107.0 102.5 93.8 99.7 102.1 Agribusiness 122.1 121.6 99.6 165.6 157.5 133.3 Total 347.2 578.6 327.6 390.4 317.0 392.2 Operating Profit 1 Real Estate Sales 74.4 95.6 39.1 50.1 15.5 54.9 Real Estate Leasing 51.6 47.8 43.2 35.3 39.3 43.4 Agribusiness 0.2 (12.9) (27.8) 6.1 22.2 (2.4) Total 126.2 130.5 54.5 91.5 77.0 95.9 Net Income 56.5 59.9 10.9 33.1 23.5 36.8 EBITDA2 154.1 163.3 89.3 126.7 111.8 129.0 Cash NOI 3 69.3 67.0 65.9 55.7 60.8 63.7 Capital Expenditures 4 176.8 147.7 71.8 144.7 62.4 120.7 Total Assets 1,205.9 1,175.7 1,231.3 1,341.5 1,386.6 NA Development & Joint Ventures 383.0 259.8 317.7 404.9 436.2 NA Commercial Real Estate 563.2 581.4 599.1 718.9 728.8 NA

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 MANAGEMENT’S USE OF NON-GAAP FINANCIAL MEASURES The Company presents cash NOI, which is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after subtracting discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment cash NOI is presented on the next slide.

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 RECONCILIATION OF LEASING OPERATING PROFIT TO CASH NOI Dollars in Millions 2007 2008 1 2009 2010 2011 Real Estate Leasing segment operating profit before discontinued operations 51.6 47.8 43.2 35.3 39.3 Less amounts reported in discontinued operations (3.5) (4.2) (8.0) (3.3) (1.3) Real Estate Leasing segment operating profit after subtracting discontinued operations 48.1 43.6 35.2 32.0 38.0 Adjustments: Depreciation and amortization 16.1 19.2 21.2 21.1 21.7 FASB 13 straight-line lease adjustments (3.3) (2.4) (2.0) (4.1) (3.8) General and administrative expenses 4.9 3.9 3.5 3.4 3.6 Discontinued operations 3.5 4.2 8.0 3.3 1.3 Real Estate Leasing segment cash NOI 69.3 67.0 65.9 55.7 60.8 1 Includes Kahului Shopping Center business interruption payment of $1.5 million Note: Discontinued operations are not adjusted for sales of commercial real estate occurring after the indicated year.

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Appendix B: Landholdings and Valuation

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VALUATION METHODOLOGIES – OVERALL APPROACH “Sum-of-the-parts” approach to perform a net asset valuation (NAV) most commonly used Break down holdings into key asset classes Value assets within asset class using one or more methodologies Sum and subtract certain liabilities A&B does not routinely perform such valuations Valuations will require analysts to make a number of assumptions on key factors which will have a material impact on resultant value (e.g., cap rates, construction spending timing, sales absorption)

VALUATION DATA SOURCES

Asset Class		Information & Data Sources
Income properties		
Commercial properties	Company : Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Commercial Property Brokers, REITs, NAREIT, CCIM, Hawaii public companies, commercial property sales listing websites (e.g., Loopnet)
Ground leases	Company: Third Party:	RE Supplement, 10-K, Website, Maui/Kauai Boards of Realtors
Development lands		
Active developments	Company: Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Hawaii public companies, developers,Maui/Kauai Boards of Realtors
Future or planned dev.	Company: Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Commercial Property Brokers, Hawaii public companies, commercial property sales listing websites (e.g., Loopnet)
Core Ag & conservation lands		
Maui	Company: Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Maui Board of Realtors, Maui public company
Kauai	Company: Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Kauai Board of Realtors
Non-core Ag & conservation lands	Company: Third Party:	10-K, RE Supplement, Presentations, Website, Form 10 Maui/Kauai Board of Realtors, Hawaii public companies

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TOTAL LANDHOLDINGS

December 31, 2011

Description	Maui	Kauai	Oahu	Big Island	Mainland	Total Acres
Fully entitled						
Hawaii - development/other						
Active development/sales	217	-	7	-	-	224
Future development	188	44	-	-	-	232
Ground leases to third parties	64	1	-	-	-	65
Land used by affiliates	22	4	-	-	-	26
Other, including land not planned for development	17	54	-	-	-	71
Total Hawaii - development/other	**508**	**103**	**7**	**-**	**-**	**618**
Mainland - development					28	28
Hawaii - commercial improved properties	51	8	63	10	-	132
Mainland - commercial improved properties	-	-	-	-	443	443
Subtotal - fully entitled	**559**	**111**	**70**	**10**	**471**	**1,221**
Agricultural, pasture and miscellaneous						
Hawaiian Commercial & Sugar Company	35,500	-	-	-	-	35,500
Leased to third parties	7,150	4,620	-	-	-	11,770
Other agricultural, pasture and misc. purposes	8,181	2,324	-	-	-	10,505[1]
Subtotal - agricultural, pasture & misc.	**50,831**	**6,944**	**-**	**-**	**-**	**57,775**
Watershed/conservation						
Wainiha Valley	-	10,120	-	-	-	10,120
Other Kauai	-	3,200	-	-	-	3,200
Maui	15,850	-	-	-	-	15,850
Subtotal - watershed/conservation	**15,850**	**13,320**	**-**	**-**	**-**	**29,170**
Total landholdings	**67,240**	**20,375**	**70**	**10**	**471**	**88,166**

1 Of this acreage, roughly 10,000 acres represents lands that have higher sale or development potential.

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* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VALUATION METHODOLOGIES – A&B AG ZONED LAND 5-YEAR SALES DATA Total Acres Sold Average Price Per Acre High Low 0 – 5 Acres 10 $107,300 $175,000 $11,500 5-20 Acres 67 $61,300 $167,800 $24,300 20-100 Acres 260 $25,900 $40,700 $14,000 100+ Acres 649 $22,800 $29,000 $11,300 Total 986 $27,100 $175,000 $11,300 A&B Ag Zoned Land Sales Transactions 2007 to July 2012 A&B’s gross margin on unimproved land sales averaged 87% from 2007-2011

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VALUATION METHODOLOGIES – MARKET DATA North Shore/Upcountry Maui Ag Zoned Land Sales Comps (Haiku /Kula /Makawao /Olinda) 2006 to 2011 # of Transactions Total Acres Sold Average Acres Per Transaction Average Price Per Acre High Low 5-20 Acres 40 350 9 $95,600 $295,000 $24,300 20-100 Acres 17 630 37 $51,700 $197,800 $8,300 100+ Acres 8 2,900 361 $18,300 $50,100 $11,300 Total > 5 Acres 65 3,900 60 $30,700 $295,000 $8,300 Source: A&B compilation and analysis of Maui Board of Realtors data

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VALUATION METHODOLOGIES – MARKET DATA Kauai Ag Zoned Land Sales Comps 2007 to 2010 # of Transactions Total Acres Sold Average Acres Per Transaction Average Price Per Acre High Low 5-20 Acres 32 300 9 $111,000 $297,700 $25,000 20-100 Acres 3 70 23 $68,700 $86,400 $27,700 100+ Acres 5 1,730 346 $17,200 $35,100 $3,700 Total > 5 Acres 40 2,100 52 $32,100 $297,700 $3,700 Source: A&B compilation and analysis of Hawaii Information Service data

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 Appendix C: Hawaii Economic Data

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 KEY HAWAII ECONOMIC INDICATORS Indicator (% Change YOY, except unemployment rate) 2009 2010 2011 2012F 2012F 2013F 2013F 2014F 2014F Indicator (% Change YOY, except unemployment rate) DBEDT DBEDT DBEDT UHERO DBEDT UHERO DBEDT UHERO DBEDT Real Gross Domestic Product (2.6) 1.4 (0.2) 1.1 1.5 2.4 2.3 3.1 2.4 Visitor Arrivals (4.4) 7.7 4.0 9.3 8.6 3.0 3.5 1.2 2.6 Real Personal Income (1.7) 1.5 0.9 1.4 1.5 2.1 2.1 2.5 2.6 Unemployment Rate 6.9 6.9 6.7 6.2 NF 5.6 NF 5.0 NF Sources: University of Hawaii Economic Research Organization (UHERO), State Forecast, July 27, 2012 http://www.uhero.hawaii.edu/ ; Hawaii Department of Business, Economic Development & Tourism (DBEDT), 3rd Quarter 2012 Report http://hawaii.gov/dbedt. Data provided for informational purposes only; no endorsement implied. NF: Not forecasted

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 HAWAII ECONOMIC INDICATORS July 31, 2012, Except as Indicated 1Increase in building permits primarily due to increase in alterations and additions. Sources: Hawaii Tourism Authority, Monthly Visitor Statistics, July 2012; DBEDT Monthly Economic Indicators, June 2012; Honolulu Board of Realtors, July 2012; Title Guaranty Report, July 2012; Hawaii Department of Labor and Industrial Relations. Data provided for informational purposes only; no endorsement implied. YTD % Change From 2011 Visitors (by air) Arrivals (millions) 4.6 9.4 Expenditures (billions) $8.4 20.7 Building permits (YTD June 30, 2012) (billions)1 $1.1 32.91 Unemployment rate (July) 6.4 (5.9) Oahu residential real estate Median home prices $620,000 7.8 Home volumes 1,651 1.3 Home months of inventory (July) 3.6 (40.0) Median condo prices $310,000 3.3 Condo volumes 2,316 - Condo months of inventory (July) 4.1 (30.5)

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 VISITOR ARRIVALS AND EXPENDITURES Source: DBEDT Quarterly Statistical & Economic Report, 3rd Quarter 2012 http://hawaii.gov/dbedt; Hawaii Tourism July 2012 Visitor Highlights http://www.hawaiitourismauthority.org Data provided for informational purposes only; no endorsement of forecast implied. YTD Arrivals: 9.4% YTD Expenditures: 20.7%

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 HAWAII AND U.S. UNEMPLOYMENT RATE Sources: DBEDT Quarterly Statistical & Economic Report, 3rd Quarter 2012 http://hawaii.gov/dbedt; UHERO State Forecast Update, May11, 2012 http://www.uhero.hawaii.edu/; United States Department of Labor, Unemployment Data; Bloomberg Composite Forecast as of August 29, 2012 Data provided for informational purposes only; no endorsement of forecast implied. Hawaii Average Unemployment July 2012 – 6.4% July 2011 – 6.8%

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 HAWAII REAL ESTATE OVERVIEW Residential Real Estate Resales; YTD July 31, 2012 County Single Family Homes Single Family Homes Single Family Homes Single Family Homes Condominiums Condominiums Condominiums Condominiums County Sales % Change from 2011 Median Price % Change from 2011 Sales % Change from 2011 Median Price % Change from 2011 Hawaii 921 (4) 245,000 (1) 374 (2) 255,000 26 Kauai 239 14 433,750 (4) 182 3 289,500 33 Maui 511 - 462,000 5 740 (1) 350,000 8 Oahu 1,651 1 620,000 8 2,316 - 310,000 3 Total 3,322 1 3,612 - Source: Title Guaranty Sales of Existing Homes & Condominiums Report, July 2012 Data provided for informational purposes only; no endorsement implied.

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 HAWAII COMMERCIAL REAL ESTATE OVERVIEW Oahu Commercial Markets, Second Quarter 2012 Retail Industrial Office Net absorption (sq. ft.) 154,3081 190,266 7,757 Vacancy rate 4.3% 4.2% 13.6% Average asking rent per square foot per month (NNN) $3.35 $0.96 $1.57 Average operating expense per square foot $1.081 $0.32 $1.28 1 Based on the first half 2012 Source: Colliers International (Hawaii) Data provided for informational purposes only; no endorsement implied. Market Trends Retail Occupancy stable, with rents stabilizing in 2013 Industrial Occupancy growth expected in 2013 Office Rents stable, but significant amount of available space

* A&B: A Premier Hawaii Real Estate & Land Company | September 5-6, 2012 THE CHINA POTENTIAL FOR HAWAII Source: Title Guaranty (RE Transactions); Hawaii Tourism Authority (Visitor #’s); National Bureau of Statistics of China (Population); Japan Ministry of Internal Affairs and Communications (Population) Japan (in millions) 2009 2010 2011 Number of Visitors 1.2 1.2 1.2 Real Estate Investment $278.9 $263.4 $274.0 Average Investment $1.1 $1.2 $1.0 Population 127.5 128.1 127.8 China 2009 2010 2011 Number of Visitors 41,900 61,500 79,500 Real Estate Investment ? ? ? Population (in billions) 1.33 1.34 1.35